INCOME TAX EXPENSE (Tables)	12 Months Ended
Dec. 31, 2017
Disclosure of income tax [Abstract]
Disclosure of major components of tax expense
Income tax expense for each of the years presented is as follows:

	Year ended December 31,
	2017	2016	2015

Current tax	(450,384)	(394,045)	(234,040)

Deferred tax (Note 20)
Deferred tax	106,047	(16,821)	19,463
Effect of changes in tax law on deferred income tax (1)	7,455	2,028	3,080
Withholding tax on dividend distributions (2)	—	(2,690)	4,177

Income tax expense	(336,882)	(411,528)	(207,320)
(1) For 2017, it includes mainly the effects of the Argentine tax reform, which became effective starting January 1, 2018, including a reduction in the corporate income tax rate from 35% to 30% during the first two years (i.e., fiscal years starting on or after January 1, 2018 until December 31, 2019, inclusive) and to 25% going forward. Also, a one-time tax on an asset revaluation for tax purposes was approved. As of the date of these consolidated financial statements, the law has not yet been regulated and the tax authorities have not issued the regulations that establish the operative aspects that will allow the payment of the special tax. The Company is evaluating the exercise of the option, which could be exercised only when the law is regulated.
It also includes the effects of the US tax reform, which among other provisions, reduced the US corporate tax rate from 35% to 21%, effective January 1, 2018. This required a revaluation of the deferred tax assets and liabilities and certain current tax payables to the newly enacted tax rates at the date of enactment. Consequently, the Company has recorded a net adjustment to deferred income tax benefit of USD 5.2 million for the year ended December 31, 2017.
For 2016 , it includes mainly the effects of the Colombian tax rate reform which introduced an increase from 39% to 40% in 2016, 42% in 2017, 43% in 2018 and of the Mexican mining tax. For 2015, it includes mainly the effects of the Mexican mining tax.
(2) It includes the 10% withholding tax on dividend distributions made by Argentine companies to foreign beneficiaries since 2013.

Schedule of effective income tax rate reconciliation
Income tax expense for the years ended December 31, 2017, 2016 and 2015 differed from the amount computed by applying the statutory income tax rate in force in each country in which the company operates to pre-tax income as a result of the following:

	Year ended December 31,
	2017	2016	2015

Income before income tax	1,359,809	1,118,457	267,099

Income tax expense at statutory tax rate	(387,666)	(324,592)	(135,974)
Non taxable income	16,232	606	4,980
Non deductible expenses	(24,070)	(5,838)	(19,408)
Effect of currency translation on tax base (1)	51,167	(81,042)	(64,175)
Withholding tax on dividend distributions	—	(2,690)	4,177
Effect of changes in tax law	7,455	2,028	3,080

Income tax expense	(336,882)	(411,528)	(207,320)
(1) Ternium applies the liability method to recognize deferred income tax on temporary differences between the tax bases of assets and their carrying amounts in the financial statements. By application of this method, Ternium recognizes gains and losses on deferred income tax due to the effect of the change in the value on the tax basis in subsidiaries, which have a functional currency different to their local currency, mainly Mexico.